                                                                 EXHIBIT 4.3(d)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY WAS ORIGINALLY ISSUED ON SEPTEMBER 22, 1993 WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF
SECTION 1275 OF THE INTERNAL REVENUE CODE AND PROPOSED TREASURY REG.
SECTION 1.1275-3(a), THE FOLLOWING INFORMATION IS PROVIDED: (i) THE ISSUE PRICE OF EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $982.61; (ii) THE AMOUNT OF OID ON EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $17.39; and (iii) THE ANNUAL YIELD TO MATURITY ON THIS SECURITY IS 7.1217%.

                               KEMPER CORPORATION

                              6.875% NOTE DUE 2003

                _____________________________________________

        No. ________                                      U.S. $___________

CUSIP NO. 488396 AD 4

     KEMPER CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the principal sum of

United States Dollars on September 15, 2003, and to pay interest thereon from September 15, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 1994, at the rate of 6.875% per annum, subject to adjustment as set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record
Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this Note will be made at the offices or agency of the Company maintained for that purpose in Chicago, Illinois and New York, New York, in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or at such other office or agency of the Company as may be designated by it for such purpose in Chicago, Illinois or New York, New
York in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        KEMPER CORPORATION



                                        By___________________________
                                        Title:

[SEAL]

ATTEST:


- ----------------------------
Corporate Secretary

     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                        THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Trustee


                                        By______________________________
                                                Authorized Signatory




                                REVERSE

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1993 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereof reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.

     The Notes are not subject to redemption prior to maturity.

     The initial interest rate on this Note shall be increased by 0.50% per annum from 6.875% per annum (the "Initial Interest Rate") to 7.375% per annum (the "Step-Up in Interest Rate") in the event that on or prior to March 15, 1994 either (i) the Company has not consummated a registered exchange offer (the "Exchange Offer") in accordance with that certain Exchange and Registration Agreement dated September 22, 1993 (the "Registration Agreement"), pursuant to which this Note, at the option of the Holder hereof, may be exchanged for a Security of a separate series substantially identical to this Note (except that such Security will not contain the legend set forth on the face of this Note restricting transfers) or (ii) the Company has not caused a registration statement covering resales of the Notes of this series (the "Registration Statement") to be filed and declared or become effective under the Securities Act of 1933, as amended, in accordance with the Registration Agreement. The Step-Up in Interest Rate, if any, shall accrue from March 15, 1994 and shall be payable on September 15, 1994 and on each Interest Payment Date thereafter. However, if after the Company becomes obligated to pay the Step-Up in Interest Rate, either the Exchange Offer is consummated or the Registration Statement is declared or becomes effective in accordance with the Registration Agreement, then, upon the happening of either of such events, the Step-Up in Interest Rate on this Note will be permanently rescinded and the Initial Interest Rate shall be reinstated as of the date of either of such events.

     The Company is not obligated under the Registration Agreement to effect the Exchange Offer or to register the resale of this Note pursuant to the Registration Statement. The Holder hereof will be required to comply with the terms of the Registration Agreement in order to exchange this Note pursuant to the Exchange Offer, if any, or resell this Note pursuant to the Registration Statement, if any. A copy of the Registration Agreement is available upon request from the Company.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

     In addition to the Events of Default set forth in the Indenture, the following event shall also constitute an Event of Default with respect to the Notes of this series: an event of default, as defined in any indentures or instruments under which the Company shall have outstanding at least $25,000,000 aggregate principal amount of indebtedness for money borrowed, shall happen and be continuing and either

          (i) such default results from the failure to pay principal upon final maturity of such indebtedness after expiration of any applicable grace period or

          (ii) such indebtedness shall, as a result thereof, have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after notice thereof shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes of this series at the time Outstanding;

provided, however, that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then even if the Notes of this series shall have been accelerated as provided under the Indenture and provided that the Notes of this series shall not have been repaid, such Event of Default shall be deemed likewise to have been thereupon remedied, cured or waived and such acceleration rescinded without further action upon the part of either the Trustee or any Holder of the Notes of this series.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable in Chicago, Illinois and New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration to transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     To the extent that this Note is held by The Depositary Trust Corporation ("DTC"), as Depositary, the beneficial owners of any portion hereof may exchange their respective interests in this Note for other Notes of this series in definitive, fully registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof, but only upon 10 days' prior written notice to the Trustee given in accordance with DTC's customary procedures.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of Illinois.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto___________________________________________________________________________
        [please insert social security or other identifying number of assignee]

_______________________________________________________________________________
        [please print or typewrite name and address of assignee]


the within Note of KEMPER CORPORATION and does hereby irrevocably constitute and appoint________________________________________________________,

Attorney, to transfer said Note on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:  _________________


                                -----------------------------------------
                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS SECURITY WAS ORIGINALLY ISSUED ON SEPTEMBER 22, 1993 WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF
SECTION 1275 OF THE INTERNAL REVENUE CODE AND PROPOSED TREASURY REG.
SECTION 1.1275-3(a), THE FOLLOWING INFORMATION IS PROVIDED: (i) THE ISSUE PRICE OF EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $982.61; (ii) THE AMOUNT OF OID ON EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $17.39; and (iii) THE ANNUAL YIELD TO MATURITY ON THIS SECURITY IS 7.1217%.

                                KEMPER CORPORATION

                                6.875% NOTE DUE 2003

                    ___________________________________________

No. ________                                      U.S. $___________

CUSIP NO. 488396 AD 4

     KEMPER CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or its registered assigns, the principal sum of

United States Dollars on September 15, 2003, and to pay interest thereon from September 15, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 1994, at the rate of 6.875% per annum, subject to adjustment as set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this Note will be made at the offices or agency of the Company maintained for that purpose in Chicago, Illinois and New York, New York, in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or at such other office or agency of the Company as may be designated by it for such purpose in Chicago, Illinois or New York, New
York in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                KEMPER CORPORATION


                                                By_________________________
[SEAL]                                          Title:

ATTEST:

- ----------------------------
Corporate Secretary


     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                                THE FIRST NATIONAL BANK OF
                                                  CHICAGO, as Trustee



                                                By_____________________________
                                                     Authorized Signatory



                                    REVERSE

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1993 (herein called the "Indenture"), between the Company and The First National Bank of
Chicago, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereof reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.

     The Notes are not subject to redemption prior to maturity.

     The initial interest rate on this Note shall be increased by 0.50% per annum from 6.875% per annum (the "Initial Interest Rate") to 7.375% per annum (the "Step-Up in Interest Rate") in the event that on or prior to March 15, 1994 either (i) the Company has not consummated a registered exchange offer (the "Exchange Offer") in accordance with that certain Exchange and Registration Agreement dated September 22, 1993 (the "Registration Agreement"), pursuant to which this Note, at the option of the Holder hereof, may be exchanged for a Security of a separate series substantially identical to this Note (except that such Security will not contain the legend set forth on the face of this Note restricting transfers) or (ii) the Company has not caused a registration statement covering resales of the Notes of this series (the "Registration Statement") to be filed and declared or become effective under the Securities Act of 1933, as amended, in accordance with the Registration Agreement. The Step-Up in Interest Rate, if any, shall accrue from March 15, 1994 and shall be payable on September 15, 1994 and on each Interest Payment Date thereafter. However, if after the Company becomes obligated to pay the Step-Up in Interest Rate, either the Exchange Offer is consummated or the Registration Statement is declared or becomes effective in accordance with the Registration Agreement, then, upon the happening of either of such events, the Step-Up in Interest Rate on this Note will be permanently rescinded and the Initial Interest Rate shall be reinstated as of the date of either of such events.

     The Company is not obligated under the Registration Agreement to effect the Exchange Offer or to register the resale of this Note pursuant to the Registration Statement. The Holder hereof will be required to comply with the terms of the Registration Agreement in order to exchange this Note pursuant to the Exchange Offer, if any, or resell this Note pursuant to the Registration Statement, if any. A copy of the Registration Agreement is available upon request from the Company.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note. In addition to the Events of Default set forth in the Indenture, the following event shall also constitute an Event of Default with respect to the Notes of this series:
an event of default, as defined in any indentures or instruments under which the Company shall have outstanding at least $25,000,000 aggregate principal amount of indebtedness for money borrowed, shall happen and be continuing and either

          (i) such default results from the failure to pay principal upon final maturity of such indebtedness after expiration of any applicable grace period or

          (ii) such indebtedness shall, as a result thereof, have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after notice thereof shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes of this series at the time Outstanding;

provided, however, that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then even if the Notes of this series shall have been accelerated as provided under the Indenture and provided that the Notes of this series shall not have been repaid, such Event of Default shall be deemed likewise to have been thereupon remedied, cured or waived and such acceleration rescinded without further action upon the part of either the Trustee or any Holder of the Notes of this series.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable in Chicago, Illinois and New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration to transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of Illinois.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto


   ___________________________________________________________________________
    [please insert social security or other identifying number of assignee]


   ___________________________________________________________________________
    [please print or typewrite name and address of assignee]

the within Note of KEMPER CORPORATION and does hereby irrevocably constitute and appoint_______________________________________________________,
Attorney, to transfer said Note on the books of the within-mentioned
Company, with full power of substitution in the premises.


Dated:  ________________

                                        --------------------------------------
                                        NOTICE:  The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the

                                        Note in every particular, without
                                        alteration or enlargement or any change
                                        whatever.





THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U. S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A IF AVAILABLE) UNDER THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

THIS SECURITY WAS ORIGINALLY ISSUED ON SEPTEMBER 22, 1993 WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF
SECTION 1275 OF THE INTERNAL REVENUE CODE AND PROPOSED TREASURY REG.
SECTION 1.1275-3(a), THE FOLLOWING INFORMATION IS PROVIDED: (i) THE ISSUE PRICE OF EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $982.61; (ii) THE AMOUNT OF OID ON EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $17.39; and (iii) THE ANNUAL YIELD TO MATURITY ON THIS SECURITY IS 7.1217%.

                             KEMPER CORPORATION

                            6.875% NOTE DUE 2003
               _____________________________________________


No. ________                                      U.S. $___________

CIDS NO. U 48839 AA9

     KEMPER CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the principal sum of

United States Dollars on September 15, 2003, and to pay interest thereon from September 15, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 1994, at the rate of 6.875% per annum, subject to adjustment as set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this Note will be made at the offices or agency of the Company maintained for that purpose in Chicago, Illinois and New York, New York, in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or at such other office or agency of the Company as may be designated by it for such purpose in Chicago, Illinois or New York, New
York in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:

                                                KEMPER CORPORATION



                                                By________________________
                                                Title:
[SEAL]

ATTEST:


- ---------------------------
Corporate Secretary


     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee


                                                By__________________________
                                                     Authorized Signatory

                                REVERSE

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1993 (herein called the "Indenture"), between the Company and The First National Bank of
Chicago, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereof reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.

     The Notes are not subject to redemption prior to maturity.

     The initial interest rate on this Note shall be increased by 0.50% per annum from 6.875% per annum (the "Initial Interest Rate") to 7.375% per annum (the "Step-Up in Interest Rate") in the event that on or prior to March 15, 1994 either (i) the Company has not consummated a registered exchange offer (the "Exchange Offer") in accordance with that certain Exchange and Registration Agreement dated September 22, 1993 (the "Registration Agreement"), pursuant to which this Note, at the option of the Holder hereof, may be exchanged for a Security of a separate series substantially identical to this Note (except that such Security will not contain the legend set forth on the face of this Note restricting transfers) or (ii) the Company has not caused a registration statement covering resales of the Notes of this series (the "Registration Statement") to be filed and declared or become effective under the Securities Act of 1933, as amended, in accordance with the Registration Agreement. The Step-Up in Interest Rate, if any, shall accrue from March 15, 1994 and shall be payable on September 15, 1994 and on each Interest Payment Date thereafter. However, if after the Company becomes obligated to pay the Step-Up in Interest Rate, either the Exchange Offer is consummated or the Registration Statement is declared or becomes effective in accordance with the Registration Agreement, then, upon the happening of either of such events, the Step-Up in Interest Rate on this Note will be permanently rescinded and the Initial Interest Rate shall be reinstated as of the date of either of such events.

     The Company is not obligated under the Registration Agreement to effect the Exchange Offer or to register the resale of this Note pursuant to the Registration Statement. The Holder hereof will be required to comply with the terms of the Registration Agreement in order to exchange this Note pursuant to the Exchange Offer, if any, or resell this Note pursuant to the Registration Statement, if any. A copy of the Registration Agreement is available upon request from the Company.


     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

     In addition to the Events of Default set forth in the Indenture, the following event shall also constitute an Event of Default with respect to the Notes of this series: an event of default, as defined in any indentures or instruments under which the Company shall have outstanding at least $25,000,000 aggregate principal amount of indebtedness for money borrowed, shall happen and be continuing and either

          (i) such default results from the failure to pay principal upon final maturity of such indebtedness after expiration of any applicable grace period or

          (ii) such indebtedness shall, as a result thereof, have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after notice thereof shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes of this series at the time Outstanding;

provided, however, that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then even if the Notes of this series shall have been accelerated as provided under the Indenture and provided that the Notes of this series shall not have been repaid, such Event of Default shall be deemed likewise to have been thereupon remedied, cured or waived and such acceleration rescinded without further action upon the part of either the Trustee or any Holder of the Notes of this series.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable in Chicago, Illinois and New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration to transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of Illinois.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

_____________________________________________________________________________
      [please insert social security or other identifying number of assignee]

_____________________________________________________________________________
      [please print or typewrite name and address of assignee]


the within Note of KEMPER CORPORATION and does hereby irrevocably constitute and appoint________________________________________________________,

Attorney, to transfer said Note on the books of the within-mentioned Company, with full power of substitution in the premises.



Dated:  _________________


                                   ------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.